UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
_________________________________________________________
Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
_________________________________________________________

Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Credit Agreement
On June 12, 2025, Blue Owl NLT Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership and a subsidiary of Blue Owl Real Estate Net Lease Trust (the “Company”), entered into an amended and restated credit agreement (the “A&R Credit Agreement”) with KeyBank National Association, as administrative agent (the “Agent”), and the other lenders party thereto. The A&R Credit Agreement amends and restates that certain credit agreement, dated August 11, 2022 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among the Operating Partnership as borrower, the Agent, and the other lenders party thereto. The A&R Credit Agreement provides for, among other things, (a) an upsize of the aggregate principal amount of the senior unsecured revolving credit facility from $724.5 million to $2.485 billion, (b) an upsize of the senior unsecured term loan facility from $1.17 billion to $1.25 billion, (c) an upsize of the accordion feature, subject to the satisfaction of various conditions, which could bring total commitments from up to $3.2 billion to up to $5.0 billion, (d) an extension of the revolving credit scheduled maturity date from August 2026 to June 2029, (e) an extension of the initial term loan scheduled maturity date from August 2027 to June 2030, and (f) the amendment of certain financial and other covenants.

The summary of the A&R Credit Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to A&R Credit Agreement (including the exhibits thereto), a copy of which is filed herewith and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1
Amended and Restated Credit Agreement, dated as of June 12, 2025, by and among Blue Owl NLT Operating Partnership LP, KeyBank National Association, as agent for the Lenders, and the lenders from time to time party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: June 17, 2025